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                                                                    EXHIBIT 10.4

                                                                    Grant No. 49

                                BRIGHTCUBE, INC.
                           2001 EQUITY INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

     BrightCube, Inc., a Nevada corporation (the "Company"), hereby grants to the Optionholder named below an option to purchase the number of shares of the Company's common stock set forth below. The terms and conditions of the Option are set forth in this Stock Option Agreement (the "Agreement") and in the Company's 2001 Equity Incentive Plan (the "Plan") and the Notice of Exercise, all of which are enclosed herewith and incorporated herein in their entirety. Capitalized terms not defined herein shall have the meanings assigned to them in the Plan. Please be aware that as of July 11, 2001, the 2001 Equity Incentive Plan has not been approved by BrightCube's shareholders. Until such approval is granted you will not be able to exercise your options under this plan.

Optionholder:                           Richard A. Anderson
Date of Grant:                          March 13, 2002
Number of Shares Subject to Option:     500,000
Exercise Price Per Share:               $0.11
Expiration Date:                        March 12, 2012

Type of Grant:        [ ]  Incentive Stock Option        [X]  Nonstatutory Stock
                                                              Option

Exercise Schedule:    [X]  Same as Vesting Schedule      [ ]  Early Exercise
                                                              Permitted

Vesting Schedule:     4.00% of the total number of shares subject to this Option vested on March 31, 2002 and, thereafter, 25.00% of the shares subject to this Option shall vest on each of the Company's fiscal quarters until fully vested.

Payment: By one or a combination of the following items (as described in Section 3 of this Agreement):

                               By cash or check
                               Pursuant to a Regulation T Program
                               By delivery of already-owned shares

     Acknowledgements: By signing this cover sheet, you acknowledge receipt of, and understand and agree to, all of the terms and conditions described in this Agreement and in the Plan and Notice of Exercise, copies of which also are enclosed. Further, you acknowledge that as of the Date of Grant, this Agreement and the Plan and Notice of Exercise set forth the entire understanding between you and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements (including, without limitation, any employment agreement with the Company) on that subject.

BRIGHTCUBE, INC.:                          OPTIONHOLDER:

By: /s/ Eric Howard                        /s/ Richard A. Anderson
    --------------------------------       -------------------------------------
     Signature                             Signature

Name: Eric Howard                          Date: April 24, 2002
                                                 -------------------------------
Title: Chief Financial Officer

Date: April 24, 2002

ENCLOSURES:  Copy of the 2001 Equity Incentive Plan and Notice of Exercise

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